THE KHAN GROWTH FUNDS
ANNUAL REPORT - DECEMBER 31, 1997
714 FM 1960 West , Suite 201
Houston TX 77090
Phone  1-888-217-KHAN

Dear Fellow Shareholders:

      It gives us at the Khan Funds great pleasure to provide you with our 1997 annual report of Khan Growth Fund. Almost six months have passed since our date of inception, July 9, 1997. It has been an interesting time for us investors, especially in light of recent market events and activity. Since inception date, we have experienced quite a volatile market. From July 9, 1997 till December 31, 1997 the Dow Jones Industrial Average increased by .84% and the total return of Standard & Poor's 500 Composite Stock Price Index increased by 6.93%. during this period the Khan Growth Fund produced a total return of 3.60%. Our return has increased by investment in stocks such as Bristol Myers Squibb, Disney, Pfizer, Federal National Mortgage Assn. and Ford Motor Co. but was adversely affected because of poor performance of the Technology and Financial sector stocks such as Motorola, Texas Instrument and HSBC Holding PLC ADR.

      While the overall market performance has been shadowed by events in Asia and the Pacific Rim economies, our investment strategy remains steadfast. We have observed and are aware of the fluctuations in share prices of some of our holdings. Our bottom line is this: we will not be concerned with day-to-day or short time changes in the markets. We believe that after `the dust settles' in the Asian markets, the companies with the strong fundamentals will continue to appreciate. Furthermore, we at Khan funds strongly believe, that the exceptional quality of the companies we invest in provide the best long-term defensive investment your and our money can buy.

PORTFOLIO COMPOSITION

      At the close of the year, the Fund had 3.89% of its net assets in short term investments, and a larger proportion in the health care and capital goods sectors. We will continue to invest in the companies with strong fundamentals, as investment opportunities arise.

ECONOMIC OUTLOOK

      With the increase in the interdependence of world economies, the U.S. is being effected by market fluctuations around the world. With the advent of deflation in Asia, a much more cautious view must be taken of the economy. Deflation in Asia in the last six months has emerged as a risk for the entire world economy. With Asia consuming nearly 30% of U.S. exports, the U.S. trade balance will fall as the amounts of exports decrease. As a result, the U.S. economy is expected to grow at about 2.5% in 1998, versus that of 3.7% in 1997. Much of the deterioration of the U.S. trade balance is expected to occur being in the first six months of 1998. Many companies may blame low earnings on the Asian crisis, but in reality the U.S. economy, predominantly consumer spending, will be slowing in 1998. Looking at sales in the last three months, the economy seems to have already begun to slow down. With the uncertainties of the global environment, many changes can easily occur. With the slight slowdown of the economy, we believe that the Federal Reserve Bank may lower interest rates. They seem to be pleased with the progress of the economy, rarely using policy to alter economic growth. In this changing economy, we have and will continue to adopt a cautious view on the marketplace while adhering to our original strategy of long term capital growth.

INVESTMENT STRATEGY

      The strategy of the Fund has been that of investing in larger capitalization companies which we believe are undervalued yet still retain the best growth potential. We will to continue to conduct extensive and thorough fundamental and technical analysis of the holdings we invest in. Furthermore, a great deal of importance is given to what we consider variable `factors' Such as management styles, industry and sector dominance, and projection models.

      Trust is the backbone of the Khan Growth Fund. Our commitment to you and your financial commitment to us have created an undeniable interdependence. We at Khan Funds take this trust very seriously, and will always have the highest regard for our fellow shareholders. Finally, we feel that our investment in higher quality companies should consistently produce higher returns as we look forward into 1998 and beyond.

FEBRUARY 24, 1998

THE OUTLOOK AND OPINION EXPRESSED ABOVE REPRESENT THE VIEW OF THE INVESTMENT ADVISOR AS OF FEBRUARY 20, 1998, AND ARE SUBJECT TO CHANGE AS MARKET AND ECONOMIC EVENTS UNFOLD.

KHAN GROWTH FUND vs. BENCHMARK INDEXES

The chart below compares your Fund to two benchmark indexes. It is intended to give you a general idea how your Fund performed compared to the stock market over the period 7/9/97 -12/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with sales charges and includes Fund expenses and management fees. An Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

COMPARATIVE INVESTMENT RETURNS                                   SINCE INCEPTION
------------------------------                                   ---------------
The Growth Fund ..........................................             3.60%
S&P 500 Stock Index ......................................             6.96%
Russell 1000 .............................................             8.07%

                 [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                            7/9/97     12/31/97
                                                           --------    --------
Russell 1000..............................................  10,000     $ 10,807
Khan Growth Fund..........................................  10,000     $ 10,360
S&P 500...................................................  10,000     $ 10,696

* INITIAL INVESTMENT $10,000.
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as measured by total market capitalization.


TOP TEN INDUSTRY SECTORS                                    TOP TEN HOLDIONGS
------------------------                                    -----------------
HEALTHCARE                16.62%                     PFIZER                4.15%
CAPITAL GOODS              9.33%                     AMERICAN EXPRESS      3.11%
FOOD, BEVERAGES & TOBACCO  8.62%                     CHASE MANHATTAN BANK  3.57%
ENERGY                     7.24%                     COMPAQ COMPUTER       3.07%
BANKS                      7.44%                     DISNEY                3.02%
ELECTRONICS                6.04%                     ELI LILLY             3.03%
PERSONAL CARE              5.95%                     GENERAL ELECTRIC      3.99%
RETAIL                     5.42%                     JOHNSON & JOHNSON     3.32%
COMPUTERS                  5.79%                     MERCK CO.             3.19%
COMMUNICATION SERVICES     4.41%                     SBC COMMUNICATION     3.19%

                                   KHAN GROWTH FUND
                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1997

                                                                     SHARES             MARKET VALUE
                                                                     ------             ------------
        DOMESTIC COMMON STOCKS -- 97.39%

        Airlines - 2.07%                      Delta Airline           200                  $ 23,800
                                                                                         ----------
        Auto Related - 3.19%                  Chrysler                350                    12,315
                                              Ford                    500                    24,344
                                                                                         ----------
                                                                                             36,659

        Banks  - 7.44%                        Bank of New York        200                    11,563
                                              Chase Manhattan         375                    41,062
                                              Citicorp                260                    32,874
                                                                                         ----------
                                                                                             85,499
                                                                                         ----------
        Basic Industries - 1.83%              duPont (EI)
                                              deNemours & Co.         350                    21,022
                                                                                         ----------
        Capital Goods - 9.33%                 Allied Signal           250                     9,734
                                              Boeing                  195                     9,543
                                              Caterpillar             360                    17,483
                                              General Electric        625                    45,859
                                              Minnesota Mining
                                                Manufacturing         300                    24,619
                                                                                         ----------
                                                                                            107,238
                                                                                         ----------
        Communication Services - 4.41%        Bell South              250                    14,078
                                              SBC Communication       500                    36,625
                                                                                         ----------
                                                                                             50,703
                                                                                         ----------
        Computers (hardware) -  5.79%         Compaq                  625                    35,273
                                              Hewlett-Packard         500                    31,250
                                                                                         ----------
                                                                                             66,523
                                                                                         ----------
        Computers (software &
          Services) -2.36%                    Microsoft               210                    27,143
                                                                                         ----------
        Electronics - 6.04%                   Intel                   280                    19,670
                                              Motorola                400                    22,825
                                              Texas Instrument        600                    27,000
                                                                                         ----------
                                                                                             69,495
                                                                                         ----------
        Energy - 7.24%                        Chevron                 260                    20,020
                                              Exxon                   375                    22,945
                                              Mobil                   280                    20,213
                                              Pennzoil                300                    20,044
                                                                                         ----------
                                                                                             83,222
                                                                                         ----------
        Financial  - 4.32%                    American Express        400                    35,700
                                              Federal National
                                                Mortg. Ass.           245                    13,980
                                                                                         ----------
                                                                                             49,680
        Food, Beverages &
            Tobacco -  8.62 %                 Coca-Cola               450                    29,981
                                              PepsiCo                 400                    14,575
                                              Philip Morris           480                    21,750

                                              McDonald's Corp         215                    10,266
                                              Saralee                 400                    22,525
                                                                                        -----------
                                                                                             99,097
                                                                                        -----------
        Health Care - 16.62%                 Abbot Laboratories       310                    20,324
                                             Elli Lilly               500                    34,813
                                             Johnson & Johnson        580                    38,208
                                             Merck & Co.              345                    36,656
                                             Pfizer                   640                    47,720
                                             Schering-Plough          215                    13,357
                                                                                        -----------
                                                                                            191,078
                                                                                        -----------
        Insurance  - 1.82%                   Marsh & McLannan         280                    20,877
                                                                                        -----------
        Media & Entertainment 3.02%          Walt Disney Co.          350                    34,672
                                                                                        -----------
        Personal Care -  5.95%               Colgate Palmolive        250                    18,375
                                             Gillette                 260                    26,114
                                             Proctor & Gamble         300                    23,944
                                                                                        -----------
                                                                                             68,433
                                                                                        -----------
        Publishing - 1.93%                   McGraw-Hill              300                    22,200
                                                                                        -----------
        Retail - 5.42%                       Home Depot               250                    14,719
                                             Walgreen Co.             700                    21,963
                                             Walmart Corp.            650                    25,634
                                                                                        -----------
                                                                                             62,316

            Total Domestic common stocks                                                  1,119,657
                                                                                        -----------
        FOREIGN STOCKS & OTHER EQUITY INTERESTS - 1.09%

             Hong Kong - 1.09%
                HSBC Holdings PLC ADR
                   (Banks-Maps Regional)                               50                    12,500

        SHORT-TERM INVESTMENTS - 3.89%
             Star Treasury                                                                   44,705
                                                                                        -----------
                       Total investments - 102.37%                                        1,176,862

        Other assets less liabilities - (2.37)                                              (27,210)
                                                                                        -----------
                        Net assets 100%                                                 $ 1,149,652
                                                                                        ===========

               see accompanying notes to financial statements.

                                   KHAN GROWTH FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1998


ASSETS:
 Investment, at market value (cost $1,168,173) ..................     $1,176,862
 Dividends and interest receivable ..............................          1,160
 Organization costs, net ........................................         33,290
 Reimbursement from advisor receivable ..........................         14,906
                                                                      ----------
        Total assets ............................................      1,226,228
                                                                      ----------

LIABILITIES:
 Due to Khan Investment Inc. for organization cost ..............         36,818
 Payable for investment securities purchased ....................         26,556
 Accrued expenses ...............................................         13,192
                                                                      ----------
        Total liabilities .......................................         76,566
                                                                      ----------
 Net assets applicable to shares outstanding ....................     $1,149,652
                                                                      ----------
 Shares outstanding .............................................        221,854
                                                                      ----------
Net asset value, offering and redemption price per share ........     $     5.18
                                                                      ==========
                 See accompanying notes to financial statements.

                                  KHAN GROWTH FUND
                                STATEMENT OF OPERATION
                                  DECEMBER 31, 1998
                           For the period from July 9, 1997
                             (Date operations commenced)
                                 to December 31, 1997

        Investment income:
         Dividends ..............................................      $  6,826
         Interest ...............................................           872
                                                                       --------

        Total investment income .................................         7,698

        Expenses
         Investment advisory fee ................................         3,313
         Administration fee .....................................         1,104
         Registration fee .......................................         5,000
         Custodial fee ..........................................         1,801
         Prospectus and shareholder's reports ...................         5,000
         Professional fees ......................................        22,601
         Director  fees and expenses ............................         1,200
        Amortization of organization costs ......................         3,528
         Insurance fee ..........................................           999
         Miscellaneous ..........................................         4,101
                                                                       --------
         Total expenses .........................................        48,647

        Reimbursed expenses .....................................       (39,813)
                                                                       --------
        Net expenses ............................................         8,834
                                                                       --------
        Net investment loss .....................................        (1,136)
                                                                       --------
        Realized and unrealized gain on investments:

          Net realized gain on sales of investment ..............         7,358
          Net unrealized appreciation of investments ............         8,689
                                                                       --------
          Net realized and unrealized gain on investments .......        16,047
                                                                       --------
          Net increase in net assets resulting from operations ..      $ 14,911
                                                                       ========

                 See accompanying notes to financial statements

                                   KHAN GROWTH FUND
                          STATEMENT OF CHANGES IN NET ASSETS
                                  DECEMBER 31, 1998

                           For the period from July 9, 1997
                             (date operations commenced)
                                 to December 31, 1997

        Operations:
           Net investment loss ................................     $    (1,136)
           Net realized gain on investments ...................           7,358
                                                                    -----------
           Net unrealized appreciation on investments .........           8,689
                                                                    -----------
            Net increase in net assets resulting from operations         14,911

        Capital stock transactions; proceeds from shares sold .       1,134,741
                                                                    -----------
        Total increase in net assets ..........................       1,049,652

        Net assets in beginning of period .....................         100,000
                                                                    -----------
        Net assets at end of period ...........................     $ 1,149,652
                                                                    ===========
        Net assets consist of:
            Paid-in capital ...................................     $ 1,133,605
            Accumulated net realized gain on sales of investments         7,358
           Accumulated net unrealized appreciation of investments         8,689
                                                                    -----------
                     Net assets ...............................     $ 1,149,652
                                                                    ===========

                 See accompanying notes to financial statements.

                                KHAN GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1997

 (1) SIGNIFICANT ACCOUNTING POLICIES

     Khan Funds, (the Trust) is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. At December 31, 1997, the only series issued by the Trust is the Khan Growth Fund. The Fund initial sale of 20,000 shares for $100,000 was made just prior to the commencement of the Fund's operation.

     The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment adviser.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      A. SECURITY VALUATIONS - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

      B. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS -Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      C. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

(2)  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory agreement with Khan Investment, Inc. (the Advisor). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the Trustees). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the period ended December 31, 1997, the Advisor was paid $3,313 for such services.

     The Fund has an administrative services agreement (the Agreement) with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all

     Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly , computed on the value of the net assets of the fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the period ended December 31, 1997, the Advisor was paid $1,104 for such services.

     The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of December 31, 1997, the Fund has not made any payments.

     All operating expenses of the Fund including those stated above are limited to an annual rate of 2% of the net assets of the Fund as of the close of business each business day.

(3)  DIRECTORS' FEES AND EXPENSES

     Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.

(4)  INVESTMENT SECURITIES

     The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period ended December 31, 1997 was $1,201,847 and $78,379, respectively. The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

       Aggregate unrealized appreciation of investment securities      $ 61,660
       Aggregate unrealized depreciation of investment securities       (52,971)
                                                                       --------
       Net unrealized appreciation of investment securities ......     $  8,689
                                                                       ========
     Cost of investments for tax purposes is $1,168,173

(5)  CAPITAL STOCK

     Changes in the Fund's capital stock outstanding during the period ended December 31, 1997 were as follows:

                                                 SHARES                 AMOUNT
                                                --------              ----------
        Sold .....................              201,854               $1,034,741
                                                --------              ----------

     As of December 31, 1997 S. D. Khan and his family owned an aggregate of 34.37% of the outstanding shares of Of this Fund which may be deemed to control the Fund.

(6)  FINANCIAL HIGHLIGHTS

     Shown below are the financial highlights for a share of capital stock outstanding during the period July 9, 1997 (date operations commenced) to December 31, 1997.

          Net asset value, beginning of the period ..........    $        5.00
          Income from investment operations:
             Net investment income loss .....................            (0.01)(a)
             Net realized and unrealized gain on investment .             0.19
                                                                 -------------
          Net asset value, end of period ....................    $        5.18
                                                                 =============
          Total return ......................................             3.60%(b)
                                                                 =============
          Ratio of expenses to average net assets ...........             2.00%(c)(d)(e)
                                                                 =============

          Ratio of net investment income loss to average net
            assets...............................................        (0.25)%(d)(f)
                                                                 =============
          Portfolio turnover rate ...........................            18.81 %
                                                                 =============
          Average commission rate paid ......................    $        0.02  (g)
                                                                 =============
          Net assets, end of period .........................    $   1,149,652
                                                                 =============

      (a)    Calculated using averaged shares outstanding of 179,836.

      (b)    Total  return is not annualized.

      (c) After fee waivers and/or expenses reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursement was 6.30%.

      (d)    Ratios are based an average net assets of $ 950,706.

      (e)    Annulized.

      (f) After fee waivers and/or expenses reimbursement. Ratio of net investment loss to average assets prior to fee waivers and/or expense reimbursement was 8.89% (annulized).

      (g) The average commission rate paid is the total brockerage commision paid on applicabe purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Khan Growth Fund:

We have audited the accompanying statement of assets and liabilities of Khan Growth Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from July 9, 1997 (date operations commenced) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the period from July 9, 1997 (date operations commenced) to December 31, 1997, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Houston, Texas
January 24, 1998